                               SECURITY AGREEMENT



         THIS SECURITY AGREEMENT ("Agreement") is made as of the 21st day of October, 1997, by [COMPANY NAME], a Delaware corporation (hereinafter called "Debtor", whether one or more), in favor of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank"). Debtor hereby agrees with Bank as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below:

                 (a)      The term "Borrower" shall mean Debtor.

                 (b) The term "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

                 (c) The term "Collateral" shall mean all of the property set forth below:

                 All present and future accounts (including any right to payment for goods sold or services rendered arising out of the sale or delivery of personal property or work done or labor performed by Debtor), now or hereafter owned, held, or acquired by Debtor, together with any and all books of account, customer lists and other records relating in any way to the foregoing (including, without limitation, computer software, whether on tape, disk, card, strip, cartridge or any other form), and in any case where an account arises from the sale of goods, the interest of Debtor in such goods.

                 The term Collateral, as used herein, shall also include all PROCEEDS of all of the foregoing and any property, securities, guaranties or monies of Debtor which may at any time come into the possession of Secured Party (as hereinafter defined).

                 (d) The term "Indebtedness" shall mean: (i) all indebtedness, obligations and liabilities of Borrower to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Borrower to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above,
         (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                 (e) The term "Loan Agreement" shall mean that certain Revolving Credit Agreement dated October 21, 1997, by and among Secured Party, Debtor, and others.

                 (f) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

                 (g) The term "Secured Party" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

         2. SECURITY INTEREST. As security for the Indebtedness, Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

         3. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants the following to Secured Party:

                 (a) Loan Agreement. All of the representations and warranties of Debtor as set forth in the Loan Agreement are incorporated herein by reference and are ratified, adopted and confirmed by Debtor.

                 (b) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

                 (c) Location. Debtor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

                 (d) Solvency of Debtor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature, and (iv) Debtor has and will have sufficient capital to carry on Debtor's businesses and all businesses in which Debtor is about to engage.

                 (e) Accounts. Each account represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by Debtor of goods or the rendition by Debtor of services and is not subject to contra accounts, setoffs, defenses or counterclaims by or available to account debtors obligated on the accounts except as disclosed by Debtor to Secured Party from time to time in writing. The amount shown as to each account on Debtor's books is the true and undisputed amount owing and unpaid thereon, subject only to discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing.

         4. AFFIRMATIVE COVENANTS. Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

                 (a) Loan Agreement. All of the affirmative covenants of Debtor as set forth in the Loan Agreement are incorporated herein by reference and are hereby ratified, adopted and confirmed by Debtor.

                 (b) Further Assurances. Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Bank.

                 (c) Accounts. Debtor will, except as otherwise provided in Subsection 6(e), collect, at Debtor's own expense, all amounts due or to become due under each of the accounts. In connection with such collections, Debtor may and, at Secured Party's direction following an Event of Default or Unmatured Event of Default, will take such action not otherwise forbidden by Subsection 5(c) as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each of the accounts. Debtor will also duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each account. Debtor also covenants and agrees to take any action and/or execute any documents that Secured Party may request in order to comply with the Federal Assignment of Claims Act, as amended.

         5. NEGATIVE COVENANTS. Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

                 (a) Loan Agreement. All of the negative covenants of Debtor as set forth in the Loan Agreement are incorporated herein by reference and are hereby ratified, adopted and confirmed by Debtor.

                 (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in the Collateral.

                 (c) Compromise of Collateral. Debtor will not adjust, settle, compromise, amend or modify the Collateral, except an adjustment, settlement, compromise, amendment or modification in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate upon the occurrence of an Event of Default or an Unmatured Event of Default. Debtor shall provide to Secured Party such information concerning (i) any adjustment, settlement, compromise, amendment or modification of the Collateral, and (ii) any claim asserted by any account debtor for credit, allowance, adjustment, dispute, setoff or counterclaim, as Secured Party may request from time to time.

                 (d) Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed where Debtor has its records concerning the Collateral or has its residence or chief executive office, as the case may be. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of (i) any records concerning the Collateral, or (ii) Debtor's residence or chief executive office, as the case may be, to a jurisdiction other than as represented in Subsection 3(c) unless Debtor shall have notified Secured Party in writing of such change at least ten (10) Business Days (as defined in the Loan Agreement) prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Subsection, Debtor will expressly state that the notice is required by the Loan Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

         6. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

                 (a) Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

                 (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

                 (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

                 (d) Debtor's Receipt of Proceeds. Following an Event of Default, all amounts and proceeds (including instruments and writings) received by Debtor in respect of such accounts shall be received in trust for the benefit of Secured Party hereunder and, upon request of Secured Party, shall be segregated from other property of Debtor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement) and applied to the Indebtedness in such manner as Secured Party deems appropriate in its sole discretion.

                 (e) Notification of Account Debtors. Secured Party may at its discretion from time to time notify any or all obligors under any accounts (i) of Secured Party's security interest in such accounts and direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party, and (ii) to verify the accounts with such obligors. Secured Party shall have the right, at the expense of Debtor, to enforce collection of any such accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor.

         7. EVENTS OF DEFAULT. Each of the following constitutes an "Event of Default" under this Agreement:

                 (a) Default Under Loan Agreement. The occurrence of an Event of Default under the Loan Agreement; or

                 (b) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Debtor; or

                 (c) Liquidation and Related Events. The liquidation, dissolution, merger or consolidation of Borrower.

         8. REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

                 (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in the Loan Agreement:

                               (i)         exercise in respect of the
                 Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

                              (ii) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, assemble the records of the Collateral as directed by Secured Party and make them available for inspection to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

                             (iii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

                              (iv) sell or otherwise dispose of the Collateral by public or private proceedings and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full);

                              (v) buy the Collateral, or any portion thereof, at any public sale;

                              (vi)         apply for the appointment of a
                 receiver for the Collateral, and Debtor hereby consents to any such appointment; and

                             (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

         Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of the Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

                               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

                              (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

                             (iii)         to the satisfaction of the
                 Indebtedness;

                              (iv) by holding such cash and proceeds as Collateral;

                               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

                              (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

                 (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

                 (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

                 (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

         9. INDEMNITY. Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence) arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents), except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

         10.     MISCELLANEOUS.

                 (a) Entire Agreement. This Agreement and the other Loan Documents contain the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

                 (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

                 (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

                 (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

                 (e) Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents,
         (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Debtor to perform or observe any of the provisions hereof.

                 (F) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

                 (g) Venue. This Agreement has been entered into in the county in Texas where Bank's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

                 (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

                 (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

                 (j) Notices. All notices, requests, demands or other communications required or permitted to be given hereunder shall be given, and shall be deemed effective, as provided in the Loan Agreement.

                 (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Debtor and the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

                 (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower, (iii) written request for the termination hereof delivered by Debtor to Secured Party, and (iv) written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

                 (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

                 (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

                 (o) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.


         EXECUTED as of the date first written above.

Debtor's Address:                          DEBTOR:


50 Briar Hollow Lane, 6th Floor West       [COMPANY NAME]
Houston, Texas 77027

                                        By: /s/ RICHARD W. MCNAIRY
                                           -------------------------------
                                                  Richard W. McNairy Vice
                                                  President

Secured Party's Address:


910 Travis                              BANK ONE, TEXAS, N. A.
Houston, Texas 77002
Attention: Energy Lending               By: /s/ LINDA MASERA
                                           ---------------------------
                                                  Linda Masera
                                                  Vice President